Exhibit 99.2

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2010

WITH INDEPENDENT AUDITORS’ REPORT

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

TABLE OF CONTENTS

DECEMBER 31, 2010

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Gel Industries, Inc.

DBA Quality Aluminum Forge, Inc.

Orange, California

We have audited the accompanying balance sheet of Gel Industries, Inc. DBA Quality Aluminum Forge, Inc. (a California S corporation) (the “Company”) as of December 31, 2010 and the related statements of operations, changes in shareholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Irvine, CA

March 28, 2011

2875 Michelle Drive, Suite 300, Irvine, CA 92606 • Tel: 714.978.1300 • Fax: 714.978.7893

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

BALANCE SHEET

DECEMBER 31, 2010

ASSETS

Current Assets:
Cash	$3,278,337
Accounts Receivable	2,432,443
Inventories, Net	3,331,583
Prepaid Expenses	34,190

Total Current Assets	9,076,553
Property and Equipment:
Leasehold Improvements	76,033
Furniture and Fixtures	6,000
Office Equipment	119,179
Machinery and Equipment	1,458,393
Autos and Trucks	28,000

Total Property and Equipment (at Cost)	1,687,605
Less: Accumulated Depreciation	(988,461)

Total Property and Equipment (at Net Book Value)	699,144
Other Assets:
Deposits	14,571

Total Other Assets	14,571

Total Assets	$9,790,268

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Accounts Payable	$231,044
Accrued Expenses	454,434
Income Taxes Payable	1,448
Current Portion of Obligation Under Capital Lease	34,709

Total Current Liabilities	721,635
Long-Term Liabilities:
Obligation Under Capital Lease	55,315

Total Long-Term Liabilities	55,315

Total Liabilities	776,950
Shareholders’ Equity:
Common Stock	1,750,000
Additional Paid-In Capital	286,645
Retained Earnings	6,976,673

Total Shareholders’ Equity	9,013,318

Total Liabilities and Shareholders’ Equity	$9,790,268

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

	Amount	%
Sales, Net	$16,289,635	100.00
Cost of Sales	12,204,014	74.92
Depreciation Expense	225,105	1.38

Gross Profit	3,860,516	23.70
Selling, General and Administrative Expenses	1,090,511	6.71
Depreciation Expense-Selling	914	0.01
(Gain) Loss on Disposal Of Equipment	963	0.01

Income from Operations	2,768,128	16.99
Other Income (Expense):
Interest Income	1,133	0.01
Interest Expense	(8,183)	(0.05)

Total Other Income (Expense)	(7,050)	(0.04)

Income Before Provision For Taxes	2,761,078	16.95
Provision for Taxes	41,416	0.25

Net Income	$2,719,662	16.70

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2010

			Additional Paid-In
	Common Stock			Retained
	Shares	Amount	Capital	Earnings	Total
Beginning Balance, December 31, 2009	1,735	1,750,000	234,645	7,257,011	9,241,656
Net Income	—	—	—	2,719,662	2,719,662
Issuance of Common Stock as Compensation for Employment (See Note H)	40	—	52,000	—	52,000
Shareholder Distributions	—	—	—	(3,000,000)	(3,000,000)

Ending Balance, December 31, 2010	1,775	$1,750,000	$286,645	$6,976,673	$9,013,318

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2010

2010
Cash Flow from Operating Activities:
Net Income	$2,719,662
Noncash Items Included In Net Income:
Depreciation and Amortization	230,019
(Gain) Loss on Disposal of Equipment	963
Share-Based Compensation	52,000
Changes In:
Accounts Receivable	(17,686)
Inventories, Net	(324,373)
Prepaid Expenses	55,850
Accounts Payable	6,029
Accrued Expenses	170,016
Income Taxes Payable	1,448

Net Cash Provided by Operating Activities	2,893,928
Cash Flows from Investing Activities:
Purchase of Property and Equipment	(96,119)

Net Cash Used in Investing Activities	(96,119)
Cash Flows from Financing Activities:
Payments on Obligation Under Capital Lease	(49,598)
Shareholder Distributions	(3,000,000)

Net Cash Used in Financing Activities	(3,049,598)

Net Decrease in Cash	(251,789)
Cash at Beginning of Year	3,530,126

Cash at End of Year	$3,278,337

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

STATEMENT OF CASH FLOWS (CONTINUED)

YEAR ENDED DECEMBER 31, 2010

Supplemental Information to Cash Flow:
Cash Paid During the Year for Interest	$8,183

Cash Paid During the Year for Income Taxes	$31,000

The accompanying notes are an integral part of these financial statements

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE A:	Nature Of Business And Summary Of Significant Accounting Policies

(1)	Nature of Business-Gel Industries, Inc. DBA Quality Aluminum Forge, Inc. (the “Company”) was incorporated in the state of California in November 2004 and is engaged in the business of aluminum forging, aerospace machining, and manufacturing precision aluminum parts for the aerospace industry, primarily for customers in the United States of America.

(2)	Principles of Accounting-The Company’s financial records are kept on the accrual basis, which is the same method used for income tax purposes.

(3)	Cash and Cash Equivalents-For purposes of the statement of cash flows, cash and cash equivalents include time deposits, certificates of deposit, and all highly-liquid debt instruments with original maturities of three months or less.

(4)	Accounts Receivable-Accounts receivable consists of trade accounts arising in the normal course of business. The Company sells its products primarily on net 30 to 90 day terms. Accounts for which no payments have been received for approximately 50 days are considered delinquent and customary collection efforts are initiated. Uncollectible accounts are written-off when a customer files bankruptcy or after all attempts at collections have been pursued. The Company uses the direct write-off method to account for bad debts, which does not result in amounts that differ materially from the allowance method required by the accounting principles generally accepted in the United States of America.

(5)	Inventories-Inventories are valued at the lower of cost or market on a first-in, first-out basis.

(6)	Property and Equipment-Property and equipment are stated at cost. Major improvements and betterments are capitalized. Maintenance and repairs are expensed as incurred. Property and equipment are depreciated over estimated useful lives of 5 to 40 years. Depreciation is computed using straight-line methods for financial purposes and accelerated methods for income tax purposes. Depreciation expense for the year ended December 31, 2010 totaled $226,019.

(7)	Long-Lived Assets-The Company accounts for impairment and disposition of long-lived assets in accordance with FASB ASC 360-10, “Property, Plant, and Equipment.” FASB ASC 360-10 requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows are not sufficient to recover the assets’ carrying amount. There was no impairment of the value of such assets for the year ended December 31, 2010.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE A:	Nature Of Business And Summary Of Significant Accounting Policies – (Continued)

(8)	Intangible Asset-During the acquisition of the Company in December 2004, the Company incurred various legal expenses that were capitalized as acquisition costs. These acquisition costs are being amortized on a straight-line basis over a period of five years. Amortization of intangibles charged to operations for 2010 was $4,000.

(9)	Employee Share-Based Compensation Plan-The Company accounts for the employee share-based compensation plan in accordance with FASB ASC 718-10, “Compensation – Stock Compensation.” Under FASB ASC 718-10, the Company is required to recognize as compensation cost, all share-based payments to employees based on their fair values. For the year ended December 31, 2010 total compensation cost recognized was $52,000. (Note H)

(10)	Income Taxes-The Company has elected by consent of its shareholders to be taxed under the provisions of Subchapter S of the IRC effective November 17, 2004. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income and is not allowed a net operating loss carry over or carry back as a deduction. Instead, the shareholders are liable for individual income taxes on their respective share of the Company’s taxable income.

California has conformed to the federal law which allows domestic corporations to be taxed under similar provisions of Subchapter S of the Internal Revenue Code. However, unlike the federal provision, a 1.5 percent tax on the net income of the Company is still maintained for California purposes. The provision for income taxes for the year ended December 31, 2010 was $41,416. At December 31, 2010, income tax payable was $1,488 and is included in the income taxes payable in the accompanying balance sheet.

The Company accounts for uncertain tax positions in accordance with FASB ASC 740-10. The application of income tax law is inherently complex. Laws and regulations in this area are voluminous and are often ambiguous. The Company is required to make subjective assumptions and judgments regarding its income tax exposures. Interpretations and guidance surrounding income tax laws and regulations change over time. As such, changes in the Company’s subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of operations.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE A:	Nature of Business And Summary Of Significant Accounting Policies – (Continued)

(10)	Income Taxes – (Continued)

The Company’s policy is to recognize interest and/or penalties related to all tax positions in income tax expense. To the extent that accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. No interest or penalties were accrued as of December 31, 2010. The 2007 to 2010 tax years are open to review for federal tax purposes and the 2006 to 2010 tax years are open to review for state income tax purposes.

(11)	Revenue Recognition-The Company recognizes revenue at the time of shipment of the product and passage of title.

(12)	Use Of Estimates-The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

(13)	Shipping Costs-Shipping and delivery costs are charged to operations as incurred and are included in cost of sales in the accompanying statements of operations.

NOTE B:	Concentrations-The Company maintains cash balances at one financial institution. At December 31, 2010, accounts at the institution are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 for interest bearing accounts and unlimited insurance for non-interest bearing accounts. The cash balance at the institution in excess of federally insured limits at December 31, 2010 totaled $2,809,145.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE B:	Concentrations-(Continued)

The Company sells a substantial portion of its product to two customers. During 2010, sales to those customers aggregated $4,967,096. At December 31, 2010, amounts due from those customers in accounts receivable were $819,025.

During 2010, the Company purchased approximately 72 percent of its raw materials from two suppliers. At December 31, 2010, amounts due to these suppliers in accounts payable were $14,504.

Credit is extended for some customers and is based on financial condition and, generally, collateral is not required. Credit losses are provided for in the financial statements and consistently have been within management’s expectations.

NOTE C:	Inventories-Inventories at December 31, 2010, consist of the following:

Raw Materials	$342,811
Work in Process	1,987,436
Finished Goods	1,443,963

3,774,210
Less:
Reserve for Obsolete/Non Demand Inventory	(442,627)

Total Inventories, Net	$3,331,583

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE D:	Prepaid Expenses-Prepaid expenses at December 31, 2010, consist of the following:

Prepaid Insurance	$23,742
Prepaid Property Taxes	9,357
Prepaid Other	1,091

Total Prepaid Expenses	$34,190

NOTE E:	Accrued Expenses-Accrued expenses at December 31, 2010, consist of the following:

Accrued Vacation	$166,684
Accrued Wages	188,088
Accrued Utilities	34,850
Accrued Other	64,812

Total Accrued Expenses	$454,434

NOTE F:	Line of Credit-The Company has a revolving bank line of credit up to $1,500,000 providing for borrowings up to a percentage of eligible accounts receivable and inventories as defined in the agreement. There were no outstanding balances on the line of credit at December 31, 2010. During 2010, the interest rate available to the Company was at either the greater of the bank’s prime rate, the LIBOR rate plus 2.00 percent per annum, or 3.50 percent. The line of credit is secured by substantially all of the Company’s assets and personally guaranteed by the majority shareholder up to $300,000. The line of credit expires on October 1, 2011.

The line of credit agreement with the bank requires the Company to meet various financial covenants. At December 31, 2010, the Company was in compliance with respect to all terms of the line of credit agreement.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE G:	Common Stock-The Company has authorized 2,000 shares of no par value common stock. At December 31, 2010, 1,775 shares were outstanding.

NOTE H:	Employee Share-Based Compensation Plan-The Company has an employee share-based compensation plan (the “Plan”) for one key employee, where the Company may grant options for up to 200 shares of common stock at no cost to the employee. The fair value of the share-based compensation award was determined through a business valuation performed by an independent accredited senior appraiser as of the grant date. The maximum term of the Plan is five years, and shares vest at the end of each anniversary date. As of December 31, 2010, 200 shares have been issued under this plan.

There are provisions in the plan agreement that allow the Company to buy back these shares in the event of termination of this key employee. If the Company is sold prior to the fifth anniversary date, the total shares granted will become fully vested.

Following is a summary of the status of the employee share-based compensation plan during 2010:

		Weighted
		Average
	Number of	Exercise
	Shares	Price
Outstanding At January 1, 2010	40	$—
Exercised	(40)	—

Outstanding At December 31, 2010	—	$—

Exercisable At December 31, 2010	—	$—

The total fair value of options exercised during 2010 was approximately $161,230.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE I:	Commitments and Contingencies

(1)	Obligations Held Under Capital Lease-The Company is the lessee of equipment under a capital lease expiring in March 2013. The assets and liabilities held under the capital lease are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The asset is depreciated over the lower of the related lease term or the estimated productive life. Depreciation of assets under capital leases is included in depreciation expense for the year ended December 31, 2010.

The following is a summary of property held under capital leases:

Machinery and Equipment	$278,288
Less: Accumulated Depreciation	(140,879)

Property Held Under Capital
Leases, Net	$137,409

Depreciation of assets held under capital leases charged to expense for year ended December 31, 2010 totaled approximately $39,756.

Minimum future lease payments under capital leases as of December 31, 2010, for each subsequent year and in the aggregate are as follows:

2011	$39,614
2012	33,559
2013	25,272

Total Minimum Lease Payments	98,445
Less: Amount Representing Interest	(8,421)

Present Value of Net Minimum Lease Payments	90,024
Less: Current Portion of Obligation Under Capital Lease	(34,709)

Long-Term Portion of Obligation Under Capital Lease	$55,315

Interest rates on the capitalized leases are 6.65 and 8.00 percent and are imputed based on the lower of Company’s incremental borrowing rate at the inception of the lease or the lessor’s implicit rate of return.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE I:	Commitments and Contingencies - (Continued)

(2)	Operating Leases-The Company leases various equipment, warehouse and office space under non-cancelable operating leases expiring through July 2014. Minimum future rental payments under these non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2010, for each of the next five years and in the aggregate are as follows:

	Related Party	Other	Total
2011	$93,854	$402,396	$496,250
2012	95,731	406,545	502,276
2013	97,646	185,656	283,302
2014	99,599	53,885	153,484
2015	41,841	—	41,841

	$428,671	$1,048,482	$1,477,153

Rental expense for the year ended December 31, 2010, totaled approximately $484,000.

There are several rental clauses associated with four of these operating agreements, which include the restoration of the facilities to its original state with the exception of ordinary wear and tear, the removal of manufacturing equipment and storage tanks, and clean-up of hazardous substances. As of December 31, 2010, no such accruals were necessary. (Note I (3))

(3)	Environmental Matters-The operations of the Company, like those of other companies engaged in similar businesses, are subject to various federal, state, and local laws and regulations intended to protect the public health and the environment, including regulations related to air and water quality and hazardous waste handling and disposal. As of December 31, 2008, the Company voluntarily obtained a Phase-I Environmental Study of its manufacturing facilities to identify any recognized environmental conditions on or near their facilities. As of December 31, 2009, the Company voluntarily obtained a Phase–II Environmental Study (Phase-II Study) of its manufacturing facilities located in Orange, California, to determine any potential presence of contaminants resulting from the use or storage of hazardous materials at their facilities. In January 2010, the Company received a report on the Phase-II Study and found no evidence that significant hazardous materials contamination of the Orange property under lease by the Company exists. In April 2010, the Company voluntarily obtained and received a report on a Phase-II Study on its Long Beach, California, facility and found no evidence of significant hazardous materials contamination of the Long Beach property under lease by the Company exists.

GEL INDUSTRIES, INC.

DBA QUALITY ALUMINUM FORGE, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE I:	Commitments and Contingencies - (Continued)

As of the report date, there are no such suits, violations or injunction orders against the Company. In accordance with the Statement of Position (SOP) 96-1, “Environmental Remediation Liabilities,” no liability is recorded since there are no pending or threatened litigation, claims, or assessments.

NOTE J:	Related Party Transactions-The Company leases office space from related parties (Note I). Rental expense paid to the related parties for the year ended December 31, 2010 totaled approximately $93,000. The Company’s two lease agreements expire in May 2015.

NOTE K:	Employee Benefit Plan-The Company sponsors a qualified 401(k) profit sharing plan for all eligible employees. Employees may contribute an amount up to the statutory maximum set by the IRS. There are no matching contributions provided for under the Plan; however, there is a clause in the Plan Document that allows the Company to make qualified non-elective contributions to meet certain discrimination criteria as necessary for non-highly compensated employees only. As of December 31, 2010, there were no non-elective contributions made, respectively. For the year ended December 31, 2010 expenses incurred to administer the Plan, totaled approximately $5,600.

NOTE L:	Subsequent Events-The Company declared and paid dividends in January 2011 in the amount of $1,000,000.

Other events occurring after December 31, 2010, have been evaluated for possible adjustment to the financial statements or disclosure as of March 28, 2011, which is the date the financial statements were available to be issued.